SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report(Date of Earliest Event Reported) June 18, 2004



       SECURITISATION ADVISORY SERVICES PTY. LIMITED (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             AUSTRALIAN CAPITAL TERRITORY, COMMONWEALTH OF AUSTRALIA
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                 (State or Other Jurisdiction of Incorporation)


      333-44600                                        Not Applicable
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Level 6, 48 Martin Place, Sydney, 2000 Australia                  Not Applicable
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   (Address of Principal Executive Offices)                          (Zip Code)


                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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                         Exhibit Index Located on Page 5
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

ITEM 5.     OTHER EVENTS.

     On September 14, 2000 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Series 2000-2G Medallion Trust (the "Trust"), publicly issued initial principal amount U.S. $1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due on the distribution date falling in December, 2031 (the "Notes") pursuant to a registration statement (No. 333-44600) declared effective on August 30,2000.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2000. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 19, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 18, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

     A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

            (a)      Financial Statements of Business Acquired.

                     Not applicable

            (b)      Pro Forma Financial Information.

                     Not applicable

            (c)      Exhibits.

            Exhibit
               No.      Document Description
            -------     --------------------

            99.4 Quarterly Servicing Report related to June 18, 2004 Distribution Date

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SECURITISATION ADVISORY
                                              SERVICES PTY. LIMITED
                                                   (Registrant)


Dated: June 22, 2004                          By:   /s/ David Spiritosanto
                                                 -------------------------------
                                                 Name:  David Spiritosanto
                                                 Title: Authorised Officer

INDEX TO EXHIBITS

       Exhibit
          No.      Document Description
       -------     --------------------

       99.4        Quarterly Servicing Report related to June 18, 2004
                   Distribution Date